SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


       Date of Report (Date earliest event reported):
                         May 1, 1995



                   PAINE WEBBER GROUP INC.
   (Exact Name of Registrant as specified in its charter)



    DELAWARE            No. 1-7367       No. 13-2760086
(State or other          (Commission    (IRS employer
jurisdiction of          File Number)   Identification No.)
incorporation


  1285 Avenue of the Americas
     New York, New York                    10019
  (Address of principal executive        (Zip Code)
          offices)

Registrant's telephone number, including area code:
(212) 713-2000

Item 5.Other Events.

          On April 24, 1995, Paine Webber Group Inc. (the
"Registrant") sold 1,050,000 U.S. Dollar Increase Warrants on the Japanese Yen Expiring April 30, 1996 (the
"Warrants"). The Warrants were issued on May 1, 1995 under a Warrant Agreement, dated as of May 1, 1995, among the Registrant, Citibank, N.A., as Warrant Agent, and
PaineWebber Incorporated, as Spot Rate Reference Agent.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (c)  The following are filed as Exhibits to this
Report:

Exhibit
Number    Description

1.1 Underwriting Agreement dated April 24, 1995, among the Registrant, PaineWebber Incorporated and
          Oppenheimer & Co., Inc., relating to the offer and sale of the Warrants (excluding Exhibits).

4.1 Warrant Agreement, dated as of May 1, 1995, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate
          Reference Agent, including as Exhibits A and B-1 thereto the forms of Warrant Certificates, relating to the Warrants (incorporated by reference to Exhibit 2 to Amendment No.1 to the Registration Statement filed on Form 8-A/A dated
          May 1, 1995).

4.2 Forms of Warrant Certificates relating to the Warrants (included as Exhibits A and B-1 to
          Exhibit 4.1).

8.1 Opinion of Latham & Watkins concerning tax matters.

23.1      Consent of Latham & Watkins (included as part of
          Exhibit 8.1).

                           SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              PAINE WEBBER GROUP INC.


                              By:
Dated:  May 1, 1995                 /s/ Pierce R. Smith
                                -----------------------
                                 Name:  Pierce R. Smith
                                 Title:  Treasurer

                          EXHIBIT INDEX


1.1 Underwriting Agreement dated April 24, 1995, among the Registrant, PaineWebber Incorporated and
          Oppenheimer & Co., Inc., relating to the offer and sale of the Warrants (excluding Exhibits).

4.1 Warrant Agreement, dated as of May 1, 1995, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate
          Reference Agent, including as Exhibits A and B-1 thereto the forms of Warrant Certificates, relating to the Warrants (incorporated by reference to Exhibit 2 to Amendment No. 1 to the Registration Statement filed on Form 8-A/A dated
          May 1, 1995).

4.2 Forms of Warrant Certificates relating to the Warrants (included as Exhibits A and B-1 to
          Exhibit 4.1).

8.1 Opinion of Latham & Watkins concerning tax matters.

23.1      Consent of Latham & Watkins (included as part of
          Exhibit 8.1.).